UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

PSS WORLD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number:  0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

Item 8.01    Other Events.

On May 27, 2010, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced certain financial goals for its fiscal year 2011.  This press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, the Company has made available the following materials, which were distributed at the Company’s 2010 Investor Day meeting on May 27, 2010: the PSS World Medical Investor Day, May 27, 2010 slide deck presentation and the 2010 Investor Day Financial Supplement.   These materials may be found under the “Investors” section of the Company’s website at www.pssworldmedical.com.

Item 9.01        Financial Statements and Exhibits.

Exhibit
Number                 Description

99.1	Press Release dated May 27, 2010 with respect to certain financial goals of the Registrant for fiscal year 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 27, 2010

PSS WORLD MEDICAL, INC.

By: _/s/ David M. Bronson______________
Name:     David M. Bronson
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated May 27, 2010.